UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2019

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) International Paper Company (the “Company”) held its annual meeting of shareowners on May 13, 2019.

(b) Of the 401,491,094 shares outstanding on the record date and entitled to vote at the meeting, 369,546,868 shares were present at the meeting in person or by proxy, constituting a quorum of 92.04 percent. The shareowners of the Company’s common stock considered and voted upon three Company proposals and one shareowner proposal at the meeting.

Item 1 – Company Proposal to Elect 11 Directors

The holders of the common stock of the Company elected each of the following nominees as directors, to serve a term of one year ending the earlier of (i) the Company’s 2020 annual meeting of shareowners and the date a qualified successor has been elected, or (ii) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
William J. Burns	301,036,692	1,386,389	437,831	66,685,956
Christopher M. Connor	300,151,418	2,285,868	423,626	66,685,956
Ahmet C. Dorduncu	286,592,572	15,827,621	440,719	66,685,956
Ilene S. Gordon	301,069,193	1,433,436	358,283	66,685,956
Anders Gustafsson	207,021,493	95,438,944	400,475	66,685,956
Jacqueline C. Hinman	301,560,345	934,259	366,308	66,685,956
Clinton A. Lewis, Jr.	301,104,724	1,322,195	433,993	66,685,956
Kathryn D. Sullivan	301,624,625	895,888	340,399	66,685,956
Mark S. Sutton	295,225,218	6,745,775	889,919	66,685,956
J. Steven Whisler	299,377,325	3,057,962	425,625	66,685,956
Ray G. Young	296,682,361	5,744,845	433,706	66,685,956

Item 2 – Company Proposal to Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2019

The holders of the Company’s common stock ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 by the following count:

For	Against	Abstain	Broker Non-Votes
364,526,986	4,410,633	609,249	(0)

Item 3 – Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of the Company’s Named Executive Officers

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
289,040,171	11,044,133	2,776,608	66,685,956

Item 4 – Shareowner Proposal Concerning Special Shareowner Meetings

The holders of the Company’s common stock did not approve the non-binding shareowner proposal concerning special shareowner meetings by the following count:

For	Against	Abstain	Broker Non-Votes
122,454,711	178,962,915	1,443,286	66,685,956

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 13, 2019	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and Corporate Secretary

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